AARP Investment Program
     from Scudder

                         SUPPLEMENT TO PROSPECTUS DATED
                                FEBRUARY 1, 1998

      Trusts                               AARP Mutual Funds
      ------                               -----------------
      AARP Cash Investment Funds           AARP High Quality Money Fund
      AARP Income Trust                    AARP High Quality Short Term Bond Fund
                                           AARP GNMA and U.S. Treasury Fund
                                           AARP Bond Fund for Income
      AARP Tax Free Income Trust           AARP High Quality Tax Free Money Fund
                                           AARP Insured Tax Free General Bond Fund
      AARP Growth Trust                    AARP Balanced Stock and Bond Fund
                                           AARP Growth and Income Fund
                                           AARP U.S. Stock Index Fund
                                           AARP Global Growth Fund
                                           AARP Capital Growth Fund
                                           AARP International Growth and Income Fund
                                           AARP Small Company Stock Fund
      AARP Managed Investment              AARP Diversified Income with Growth Portfolio
           Portfolios Trust                AARP Diversified Growth Portfolio

   The following supplements information found in the "Fund Organization" section of the Funds' and Portfolios' prospectus:

   EURO CONVERSION

   The planned introduction of a new European currency, the Euro, may result in uncertainties for European securities in the markets in which they trade and with respect to the operation of each Fund or Portfolio, as applicable. Currently, the Euro is expected to be introduced on January 1, 1999 by eleven European countries that are members of the European Economic and Monetary Union (EMU). The introduction of the Euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments that otherwise would not likely occur. Additional questions are raised by the fact that certain other EMU members, including the United Kingdom, will not officially be implementing the Euro on January 1, 1999. If the introduction of the Euro does not take place as planned, there could be negative effects, such as severe currency fluctuations and market disruptions.

   Scudder Kemper Investments, Inc., the Funds' and Portfolios' Adviser, is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a portfolio holding is negative, it could hurt the portfolio's performance.



   December 28, 1998